EXHIBIT 10.3

PLEDGE AGREEMENT

THIS AGREEMENT is made as of June 2, 2017

BETWEEN:

ROYAL GOLD, INC., a corporation incorporated under the laws of the State of Delaware (the "Pledgor")

- and -

THE BANK OF NOVA SCOTIA, a Canadian chartered bank, in its capacity as administrative agent for and on behalf of the Beneficiaries (the "Secured Party")

RECITALS:

WHEREAS the Pledgor has agreed to grant a security interest in and pledge the Collateral in order to secure the performance of its Obligations to the Beneficiaries.

AND WHEREAS the Beneficiaries have appointed and authorized the Secured Party to act as their agent and attorney for the purpose of holding security granted by the Pledgor.

NOW THEREFORE, in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby conclusively acknowledged), the parties hereto agree as follows:

Article 1 - INTERPRETATION

1.01	Definitions

In this Agreement, unless something in the subject matter or context is inconsistent therewith:

"Account Control Agreement" means, with respect to a Securities Account, a securities account control agreement between the Pledgor, the Secured Party and the Securities Intermediary which maintains such Securities Account on behalf of the Pledgor, as the same may be amended from time to time.

"Agreement" means this agreement, including its recitals and schedules, as amended, modified, supplemented or restated from time to time.

"Beneficiaries" means, collectively, the Secured Party, the Lenders and Affiliates of the Lenders to whom any Obligation is owed pursuant to the terms of the Credit Documents, Hedging Agreements with such Affiliates or any account (including cash management accounts) with such Affiliates or any documents governing or relating to cash management services provided by such Affiliates, and "Beneficiary" means any of them.

"Collateral" has the meaning set out in Section 2.01.

"Credit Agreement" means the credit agreement dated on or about the date hereof among, inter alios, the Pledgor, as borrower, the Secured Party, as administrative agent and the Lenders relating to the establishment of certain credit facilities in favour of the Pledgor, as the same may be amended, modified, supplemented or restated from time to time in accordance with the provisions thereof.

"Delivery" and the corresponding term "Delivered" when used with respect to Collateral means:

(a)	in the case of Collateral constituting Certificated Securities, transfer thereof to the Secured Party or its nominee by physical delivery of the Security Certificates to the Secured Party or its nominee, such Collateral to be endorsed for transfer or accompanied by stock powers of attorney duly executed in blank, all in form and content satisfactory to the Secured Party;

(b)	in the case of Collateral constituting Uncertificated Securities, (A) registration thereof on the books and records of the issuer thereof in the name of the Secured Party or its nominee or (B) the execution and delivery by the issuer thereof of an effective agreement (each, an "Issuer Control Agreement"), pursuant to which such issuer agrees that it will comply with instructions originated by the Secured Party or its nominee without further consent of the Pledgor or any other person;

(c)	in the case of Collateral constituting Security Entitlements in respect of Financial Assets deposited in or credited to a Securities Account, (A) completion of all actions necessary to constitute the Secured Party or its nominee the entitlement holder with respect to each such Security Entitlement or (B) the execution and delivery by the relevant Securities Intermediary of an effective Account Control Agreement pursuant to which such Securities Intermediary agrees to comply with entitlement orders originated by the Secured Party or its nominee without further consent of the Pledgor or any other person; and

(d)	in each case such additional or alternative procedures as may hereafter become reasonably appropriate to grant control of, or otherwise perfect a security interest in, any Collateral in favour of the Secured Party or its nominee.

"Excluded Securities" means those Voting Securities representing in excess of 65% of the total combined voting power of each class of Voting Securities at such time.

"Issuer Control Agreement" has the meaning set out in clause (b) of the definition of "Delivery".

"Pledged Shares" has the meaning set out in clause (a) of the definition of "Stock".

"Pledged ULC Securities" means the Pledged Shares which are shares in the capital of a ULC.

"PPSA" means the Personal Property Security Act (Alberta), including the regulations thereunder, as now enacted or as the same may from time to time be amended, re-enacted or replaced.

"Stock" means

(e)	all Securities of RGLD Gold (Canada) ULC described in Schedule A other than any Excluded Securities, as such Schedule may be amended, supplemented or modified from time to time (collectively, the "Pledged Shares") owned by the Pledgor, all Security Certificates, if any, and other instruments evidencing or representing such Pledged Shares, and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any and all of the Pledged Shares;

(f)	all additional or substitute shares of capital stock or other equity interests of any class of RGLD Gold (Canada) ULC from time to time issued to or otherwise acquired by the Pledgor in any manner in respect of Pledged Shares, the Security Certificates, if any, and other instruments representing such additional or substitute shares, and all dividends, interests, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any or all of such additional or substitute shares; and

(g)	to the extent not otherwise included in the foregoing, all Proceeds thereof.

"ULC" means any unlimited company, unlimited liability company or unlimited liability corporation or any similar entity existing under the laws of any province or territory of Canada (including, without limitation, the Companies Act (Nova Scotia), the Business Corporations Act (Alberta) and the Business Corporations Act (British Columbia)) and any successor to any such entity.

"Voting Securities" means, at any time, Securities or Securities Entitlements of RGLD Gold (Canada) ULC entitled, at such time, to vote for the election of directors of RGLD Gold (Canada) ULC.

The terms "Certificated Security", "Financial Asset", "Proceeds", "Securities Account", "Securities Intermediary", "Security", "Security Certificate", "Security Entitlement", and "Uncertificated Security" and whenever used herein have the meanings given to those terms in the PPSA.

1.02	Definitions used in the Credit Agreement

Capitalized terms used herein without express definition shall, unless something in the subject matter or context is inconsistent therewith, have the same meanings as are ascribed to such terms in the Credit Agreement.

1.03	Headings

The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections and Schedules are to Articles and Sections of and Schedules to this Agreement.

1.04	Extended Meanings

In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and governmental authorities. The term "including" means "including without limiting the generality of the foregoing".

1.05	Statutory References

In this Agreement, unless something in the subject matter or context is inconsistent therewith or unless otherwise herein provided, a reference to any statute is to that statute as now enacted or as the same may from time to time be amended, re-enacted or replaced and includes any regulation made thereunder.

1.06	Schedules

The following are the Schedules to this Agreement:

Schedule A – List of Stock

Article 2 - GRANT OF SECURITY INTEREST AND PLEDGE

2.01	Grant and Pledge of Collateral

As general and continuing collateral security for the payment and performance of the Obligations, the Pledgor hereby grants to the Secured Party for the benefit of the Beneficiaries a security interest in, and pledges to the Secured Party for the benefit of the Beneficiaries the right, title and interest of the Pledgor in and to, the following, whether now owned or existing or hereafter from time to time acquired, by way of amalgamation or otherwise, in each case relating solely to the Pledged Shares (collectively, the "Collateral"):

(a)	all Securities Accounts in the name of the Pledgor to the extent holding any Pledged Shares, including any Pledged Shares deposited in or credited to such Securities Accounts, including all Financial Assets, all Security Entitlements related to such Financial Assets, and all certificates and other instruments from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing, in each case relating solely to the Pledged Shares;

(b)	all Stock relating solely to the Pledged Shares;

(c)	all Financial Assets relating solely to the Pledged Shares;

(d)	all Security Entitlements relating solely to the Pledged Shares;

(e)	all other property that may at any time be received or receivable or otherwise distributed or distributable to or for the account of the Pledgor in respect of, in substitution for, in addition to or in exchange for, any of the foregoing; and

(f)	all Proceeds in respect of the foregoing and all rights and interest of the Pledgor in respect thereof or evidenced thereby, including all money received or receivable from time to time by the Pledgor in connection with the sale of any of the foregoing.

2.02	Security Interest Absolute

The Lien granted hereby and all rights of the Secured Party hereunder and all obligations of the Pledgor hereunder are unconditional and absolute and independent and separate from any other security for the Obligations, whether executed by the Pledgor or any other person.

2.03	Continuing Liability of the Pledgor

This Agreement and the Lien granted hereby is granted as collateral security only and will not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

2.04	Delivery of Collateral

Subject to section 2.05, all Collateral must be Delivered immediately to the Secured Party or its nominee, including all security certificates, instruments or other documents representing or evidencing the Collateral, which shall be endorsed for transfer in blank by the Pledgor and accompanied by stock powers of attorney duly executed in blank or other transfer documents, all as satisfactory to the Secured Party, acting reasonably. The Secured Party may, at its option, cause all or any of the Collateral to be registered in the name of the Secured Party or its nominee.

2.05	Subsequently Acquired Collateral

To the extent the Pledgor acquires, by way of amalgamation or otherwise, any additional Collateral at any time or from time to time after the date hereof, such Collateral will automatically (and without any further action being required to be taken by the Secured Party) be subject to the Lien and pledge created hereby. The Pledgor will take, or cause to be taken, as promptly as practicable and, in any event within 10 days after it obtains such additional Collateral, all steps and actions as the Secured Party, acting reasonably, deems necessary to ensure that the additional Collateral is Delivered to the Secured Party.

2.06	Attachment

The Pledgor acknowledges that the Lien hereby created attaches upon the execution of this Agreement (or in the case of any after-acquired property, upon the date of acquisition by the Pledgor of any rights therein), that value has been given by the Beneficiaries and that the Pledgor has, or in the case of after-acquired property will have, rights in the Collateral or the power to transfer rights in the Collateral to the Secured Party.

Article 3 - REPRESENTATIONS,
WARRANTIES AND COVENANTS

3.01	Representations and Warranties of the Pledgor

The Pledgor represents and warrants to the Secured Party that:

(a)	no Collateral is in the possession or control of any person asserting a claim thereto or Lien therein, except that the Secured Party or its nominee or a Securities Intermediary acting on its behalf may have possession or control of the Collateral;

(b)	no effective financing statement or other instrument similar in effect covering all or any part of the Collateral and made, consented to or known by the Pledgor is on file in any recording office, except such as may have been filed in favour of the Secured Party relating to this Agreement or except such as has been agreed to in writing by the Secured Party or as has been released and is being discharged pursuant to agreements executed and delivered as of even date herewith;

(c)	all Collateral consisting of Pledged Shares has been duly authorized and validly issued, is outstanding as fully paid and non-assessable and, except for the Excluded Securities or as set forth on Schedule A, constitutes all of the issued and outstanding shares of capital stock or other equity interests of the Pledgor in RGLD Gold (Canada) ULC;

(d)	except to the extent previously disclosed to the Secured Party in writing, there is no existing agreement, option, right or privilege capable of becoming an agreement or option pursuant to which the Pledgor could be required to sell or otherwise dispose of any of the Collateral;

(e)	this Agreement creates a valid security interest in all of the Collateral securing the payment of all the Obligations; the security certificates pledged by the Pledgor hereunder are, and any securities pledged in substitution therefor or in addition thereto will be, duly and validly pledged hereunder in accordance with applicable Requirements of Law; and

(f)	the Pledgor has the right to pledge the Collateral as herein provided.

The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement notwithstanding any investigations or examinations which may be made by any of the Beneficiaries or their legal counsel. Such representations and warranties shall survive until this Agreement has been terminated and discharged in accordance with the Credit Agreement.

3.02	Covenants of the Pledgor

The Pledgor covenants with the Secured Party that the Pledgor will:

(a)	ensure that the representations and warranties set forth in section 3.01 will be true and correct at all times; and

(b)	provide to the Secured Party, promptly upon request, all information and evidence the Secured Party may reasonably request concerning the Collateral to enable the Secured Party to enforce the provisions hereof.

Article 4 - DEALING WITH COLLATERAL

4.01	Rights and Duties of the Secured Party

(1)          The Secured Party may perform any of its rights and duties hereunder by or through agents and is entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its rights and duties hereunder.

(2)          In the holding of the Collateral, the Secured Party and any nominee on its behalf is only bound to exercise the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. The Secured Party and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing, but failure of the Secured Party or its nominee to comply with any such request will not of itself be deemed a failure to exercise reasonable care.

(3)          The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and no such duties shall be implied as arising hereunder.

4.02	Voting Rights

(1)          Subject to the provisions of Section 4.02(2), the Pledgor is entitled to exercise, either directly or, if the Collateral is registered in the name of the Secured Party or its nominee, by power of attorney or proxy, all the rights and powers of a holder of such Collateral, including the right to vote from time to time exercisable in respect of the Collateral and to give proxies, consents, ratifications and waivers in respect thereof. If the Collateral has been registered in the name of the Secured Party or its nominee, the Secured Party will execute and deliver (or cause to be executed and delivered) to the Pledgor such proxies, directions and other instruments as the Pledgor may request for the purpose of giving effect to the foregoing. No such action may be taken if it would (i) violate or be inconsistent with the Credit Agreement or this Agreement or any other Credit Document, (ii) have the effect of materially reducing the value of the Collateral as security for the Obligations in a manner prohibited by the Credit Documents, or (iii) impose any restriction on the transferability of any of the Collateral.

(2)          Upon the occurrence and during the continuance of an Event of Default, the Secured Party may give the Pledgor a notice prohibiting the Pledgor from exercising the rights and powers of a holder of the Collateral, including the right to vote the Collateral, at which time all such rights of the Pledgor will cease immediately and the Secured Party will have the right to exercise the rights and powers related to such Collateral, including the right to vote.

4.03	Dividends and Interest Payments

(1)          Subject to the provisions of Section 4.03(2), the Pledgor is entitled to receive all dividend payments or other distributions or interest payments in respect of the Collateral. If the Collateral has been registered in the name of the Secured Party or its nominee, the Secured Party will execute and deliver (or cause to be executed and delivered) to the Pledgor all directions and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the dividends payments or other distributions or interest payments that the Pledgor is authorized to receive pursuant to this Section 4.03(1).

(2)          Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor pursuant to Section 4.03(1) will cease, and all such rights will thereupon become vested in the Secured Party, and the Secured Party will have the sole and exclusive right and authority to receive and retain all payments that the Pledgor would otherwise be authorized to retain pursuant to Section 4.03(1). All money and other property received by the Secured Party pursuant to the provisions of this Section 4.03(2) may be applied on account of the Obligations or may be retained by the Secured Party as additional Collateral hereunder and be applied in accordance with the provisions of this Agreement. All payments which are received by the Pledgor contrary to the provisions of this Section 4.03(2) will be held by the Pledgor in trust for the benefit of the Secured Party and the other Beneficiaries, will be segregated from other property or funds of the Pledgor and will be forthwith Delivered to the Secured Party or its nominee to be applied on account of the Obligations or to hold as Collateral, as the Secured Party may see fit.

Article 5 - REMEDIES

5.01	Remedies

(1)          Upon and after the occurrence and during the continuance of an Event of Default that has not been either cured or waived in accordance with the provisions of the Credit Agreement, any or all security granted hereby will, at the option of the Secured Party, become immediately enforceable; and in addition to any right or remedy provided by applicable Requirements of Law or any other agreement (including the right to give entitlement orders, instructions or a notice of exclusive control to a Securities Intermediary subject to an Account Control Agreement or an issuer subject to an Issuer Control Agreement), the Secured Party will have the rights and remedies set out below, all of which rights and remedies will be enforceable successively, concurrently or both:

(a)	transfer any part of the Collateral into the name of the Secured Party or its nominee if it has not already done so in accordance with Section 2.04;

(b)	take such steps as it considers desirable to maintain, preserve or protect the Collateral;

(c)	exercise any and all rights and remedies of the Pledgor under or in connection with the Collateral, including voting any of the Collateral (whether or not registered in the name of the Secured Party or its nominee) and give or withhold all consents, waivers and ratifications in respect thereof;

(d)	exercise all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to any of the Collateral, including the right to exchange at its discretion any of the Collateral upon the amalgamation, arrangement, merger, consolidation or other reorganization of the issuer of the Collateral, all without liability except to account for property actually received by the Secured Party;

(e)	from time to time realize upon, collect, sell, transfer, assign, give options to purchase or otherwise dispose of and deliver any Collateral in such manner as may seem advisable to the Secured Party. For such purposes each requirement relating thereto and prescribed by applicable Requirements of Law or otherwise is hereby waived by the Pledgor to the extent permitted by applicable Requirements of Law and in any offer or sale of any of the Collateral the Secured Party is authorized to comply with any limitation or restriction in connection with such offer or sale as the Secured Party may be advised by counsel is necessary in order to avoid any violation of applicable Requirements of Law, or in order to obtain any required approval of the sale or of the purchase by any governmental or regulatory authority or other Official Body. Such compliance will not result in such sale being considered or deemed not to have been made in a commercially reasonable manner nor will the Secured Party be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction;

(f)	purchase any of the Collateral, whether in connection with a sale made under the power of sale herein contained or pursuant to judicial proceedings or otherwise;

(g)	accept the Collateral in satisfaction of the Obligations upon notice to the Pledgor of its intention to do so in the manner required by Requirements of Law; and

(h)	discharge any claim, Lien, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with all reasonable costs, charges and expenses incurred in connection therewith shall be added to the Obligations hereby secured.

(2)          The Secured Party may (a) grant extensions of time, (b) take and perfect or abstain from taking and perfecting security, (c) give up securities, (d) accept compositions or compromises, (e) grant releases and discharges, and (f) release any part of the Collateral or otherwise deal with the Pledgor, debtors of the Pledgor, sureties and others and with the Collateral and other security as the Secured Party sees fit without prejudice to the liability of the Pledgor to the Secured Party or the other Beneficiaries or their rights hereunder.

(3)          The Beneficiaries will not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and are not bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Secured Party, the Pledgor or any other person, in respect of the Collateral.

(4)          The Secured Party may apply any proceeds of realization of the Collateral to payment of expenses in connection with the preservation and realization of the Collateral as above described and the Secured Party shall apply any balance of such proceeds as provided for in the Credit Agreement. If there is any surplus remaining, the Secured Party may pay it to any person having a claim thereto in priority to the Pledgor of whom the Secured Party has knowledge and any balance remaining must be paid to the Pledgor. If the disposition of the Collateral fails to satisfy the Obligations and the aforesaid expenses, the Pledgor will be liable to pay any deficiency to the Secured Party and the other Beneficiaries forthwith on demand.

5.02	Payment of Expenses

The Secured Party may charge on its own behalf and also pay to others all reasonable out-of-pocket expenses of the Secured Party and others, including the fees and disbursements of any Securities Intermediary, experts or advisers (including lawyers on a solicitor and client basis) retained by the Secured Party, incurred in connection with realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, or in connection with the administration or any amendment of this Agreement or incidental to the care, safekeeping or otherwise of any Collateral and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at a rate per annum equal to the rate of interest payable on Base Rate Loans outstanding pursuant to the Credit Facility plus 2.0% per annum, shall be added to and form part of the Obligations not otherwise taken into account. The Secured Party may deduct the amount of such expenses from any proceeds of disposition of the Collateral.

Article 6 - GENERAL

6.01	Benefit of the Agreement

This Agreement will enure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

6.02	Conflict of Terms; Entire Agreement

This Agreement has been entered into pursuant to the provisions of the Credit Agreement and is subject to all the terms and conditions thereof and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Credit Agreement, the rights and obligations of the parties shall be governed by the provisions of the Credit Agreement. This Agreement together with the Credit Agreement and all other Credit Documents constitute the entire agreement between the Pledgor and the Secured Party with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Secured Party and the Pledgor except as expressly set forth therein and herein.

6.03	Termination of Pledge

This Agreement and the Lien created hereunder will terminate when the Collateral is no longer subject to the Lien in accordance with the Credit Agreement. Upon such termination, any Collateral then in the custody of the Secured Party or its nominee must be re-delivered to the Pledgor as soon as practicable.

6.04	Amendments and Waivers

No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

6.05	Assignment

The rights of the Secured Party under this Agreement may be assigned by the Secured Party in accordance with the terms of the Credit Agreement. The Pledgor may not assign its obligations under this Agreement.

6.06	Severability

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

6.07	Notices

Any demand, notice or other communication to be given in connection with this Agreement shall be given as set out in the Credit Agreement.

6.08	Additional Continuing Security

This Agreement and the Lien, assignment and mortgage and charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party and this Agreement is a continuing agreement and security that will remain in full force and effect until discharged by the Secured Party.

6.09	ULC Limitation

Notwithstanding any provisions to the contrary contained in this Agreement, the Credit Agreement or any other Credit Document, the Pledgor is as of the date of this Agreement the sole registered and beneficial owner of all Pledged ULC Securities more particularly described in Schedule A to this Agreement and will remain so until such time as such Pledged ULC Securities are fully and effectively transferred into the name of the Secured Party or any other person on the books and records of the ULC which is the issuer thereof. Nothing in this Agreement, the Credit Agreement or any other Credit Document is intended to or shall constitute the Secured Party, any other Beneficiary or any person other than the Pledgor (and RGLD Holdings LLC) as a member or shareholder of any ULC until such time as written notice is given to the Pledgor and all further steps are taken so as to register the Secured Party or other person as holder of the Pledged ULC Securities issued by such ULC. The granting of the pledge and Lien pursuant to Section 2.01 is not intended to make the Secured Party or any other Beneficiary a successor to the Pledgor as a member or shareholder of any ULC, and neither the Secured Party, any other Beneficiary nor any of their successors or assigns hereunder are intended to be deemed to become a member or shareholder of any ULC by accepting this Agreement or exercising any right granted herein unless and until such time, if any, when the Secured Party or any successor or assign expressly becomes a registered member or shareholder of any ULC. The Pledgor shall be entitled to receive and retain for its own account any dividends or other distributions if any, in respect of the Collateral, and shall have the right to vote such Pledged ULC Securities and to control the direction, management and policies of the ULC issuing such Pledged ULC Securities to the same extent as the Pledgor would if such Pledged ULC Securities were not pledged to the Secured Party or to any other person pursuant hereto. To the extent any provision hereof would have the effect of constituting the Secured Party or any other Beneficiary to be a member or shareholder of any ULC prior to such time, such provision shall be severed herefrom and ineffective with respect to the relevant Pledged ULC Securities without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to the Collateral other than Pledged ULC Securities. Notwithstanding anything herein to the contrary (except to the extent, if any, that the Secured Party or any of its successors or assigns hereafter expressly becomes a registered member or shareholder of any ULC), neither the Secured Party nor any of its successors or assigns are intended to be deemed to have assumed or otherwise become liable for any debts or obligations of any ULC. Except upon the exercise by the Secured Party or other persons of rights to sell or otherwise dispose of Pledged ULC Securities or other remedies in accordance with this Agreement, the Pledgor shall not cause or permit, or enable any ULC in which it holds Pledged ULC Securities to cause or permit, the Secured Party, any other Beneficiary or any of their successors or assigns to: (a) be registered as member or shareholder of such ULC; (b) have any notation entered in its favour in the share register of such ULC; (c) be held out as member or shareholder of such ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from such ULC by reason of the Secured Party or other person holding a Lien in the Pledged ULC Securities; or (e) act as a member or shareholder of such ULC, or exercise any rights of a member or shareholder of such ULC, including the right to attend a meeting of such ULC or vote the shares of such ULC.

6.10	Remedies Cumulative

The rights and remedies of the Secured Party hereunder are cumulative and are in addition to and not in substitution for any other security now or hereafter held by the Secured Party or any other rights or remedies available at law or in equity or otherwise. No single or partial exercise by the Secured Party of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which the Secured Party may be entitled.

6.11	Continued Perfection

The Pledgor agrees that it will not take any actions or fail to perform any of its duties or obligations under this Agreement so that after giving effect to such action or inaction the Secured Party will cease to have, or with the passage of time cease to have, a perfected security interest in any of the Collateral. The Pledgor hereby further authorizes the Secured Party to file one or more financing statements or financing change statements, and amendments thereto, relative to all or any part of the Collateral (without the signature of the Pledgor where required by applicable Requirements of Law).

6.12	Further Assurances

The Pledgor must at its expense from time to time do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, documents, agreements, acts, matters and things as may be reasonably requested by the Secured Party for the purpose of giving effect to this Agreement or for the purpose of establishing compliance with the representations, warranties and covenants herein contained.

6.13	Power of Attorney

The Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof the true and lawful attorney of the Pledgor upon the occurrence of an Event of Default which is continuing, with full power of substitution, to do, make and execute all such statements, assignments, documents, agreements, acts, matters or things with the right to use the name of the Pledgor whenever and wherever the officer or agent may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement, such power being coupled with an interest.

6.14	Discharge

The Pledgor will not be discharged from any of the Obligations or from this Agreement except in accordance with the Credit Agreement.

6.15	Governing Law

This Agreement is governed by and will be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

6.16	Attornment

For the purpose of all legal proceedings this Agreement will be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta will have non-exclusive jurisdiction to entertain any action arising under this Agreement. The Pledgor hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Alberta. Notwithstanding the foregoing, nothing herein shall be construed nor operate to limit the right of the Pledgor, the Secured Party or any other Beneficiary to commence any action or proceeding relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action, proceeding or matter relating hereto.

6.17	Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

6.18	No Release

The loss, injury or destruction of any of the Collateral shall not operate in any manner to release or discharge the Pledgor from any of its Obligations.

6.19	No Obligation to Act

Notwithstanding any provision of this Agreement or any other Credit Document or the operation, application or effect hereof, the Secured Party, the other Beneficiaries, or any representative or agent acting for or on behalf of the foregoing, shall not have any obligation whatsoever to exercise or refrain from exercising any right, power, privilege or interest hereunder or to receive or claim any benefit hereunder.

6.20	Waiver of Financing Statement, etc.

The Pledgor hereby waives the right to receive from the Secured Party or the other Beneficiaries a copy of any financing statement, financing change statement or other statement or document filed or registered at any time in respect of this Agreement or any verification statement or other statement or document issued by any registry that confirms or evidences registration of or relates to this Agreement.

6.21	Electronic Execution

Any party may deliver an executed signature page to this Agreement by electronic transmission and such delivery will be as effective as delivery of a manually executed copy of the Agreement by such party.

6.22	Executed Copy

The Pledgor acknowledges receipt of a fully executed copy of this Agreement.

Signature page follows

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

ROYAL GOLD, INC., a Delaware corporation

Per:	/s/ Stefan Wenger
Name: Stefan Wenger
Title: Chief Financial Officer and Treasurer

THE BANK OF NOVA SCOTIA, as Secured Party

Per:	/s/ Clement Yu
Name: Clement Yu
Title: Director

Schedule A

List of Stock

Pledged Share Issuer	Number and Class of Pledged Shares	Percent of Pledged Shares Owned by Pledgor
RGLD Gold (Canada) ULC	86,801 common shares under certificate C-3	100%